Credit Suisse Global Credit Products Conference October 2012 Exhibit 99.1

Mark Newman Senior Vice President & Chief Financial Officer

Safe Harbor Statement
Safe Harbor Statement
Some of the information included in this presentation contains “forward-looking statements” (as defined in Section 27A of the
Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended). Such forward-looking statements are based on management’s beliefs and assumptions and on information currently available. Forward-looking statements include the information concerning SunCoke’s possible or assumed future results of operations, the planned Master
Limited Partnership, business strategies, financing plans, competitive position, potential growth opportunities, potential operating performance improvements, the effects of competition and the effects of future legislation or regulations. Forward-looking statements include all statements that are not historical facts and may be identified by the use of forward-looking terminology such as the words “believe,” “expect,” “plan,” “intend,” “anticipate,” “estimate,” “predict,” “potential,” “continue,” “may,” “will,”
“should” or the negative of these terms or similar expressions. Forward-looking statements involve risks, uncertainties and assumptions. Actual results may differ materially from those expressed in these forward-looking statements. You should not put undue reliance on any forward-looking statements.
In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, SunCoke has included in its filings with the Securities and Exchange Commission cautionary language identifying important factors (but not necessarily all the important factors) that could cause actual results to differ materially from those expressed in any forward-looking statement made by SunCoke. For more information concerning these factors, see SunCoke's Securities and Exchange Commission filings. All forward-looking statements included in this presentation are expressly qualified in their entirety by such cautionary statements.
SunCoke does not have any intention or obligation to update publicly any forward-looking statement (or its associated cautionary language) whether as a result of new information or future events or after the date of this presentation, except as required by applicable law.
This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the Appendix at the end of the presentation. Investors are urged to consider carefully the comparable GAAP measures and the reconciliations to those measures provided in the Appendix, or on our website at www.suncoke.com.
CS Global Credit Conference - October 2012

About SunCoke
About SunCoke
Largest independent producer of
metallurgical coke in the Americas
Coke is an essential ingredient in blast
furnace production of steel
Cokemaking business generates
~85% of Adjusted EBITDA
(1)
5.9 million tons of capacity in six
facilities; 5 in U.S. and 1 in Brazil
2012 U.S. coke production is expected
to be in excess of 4.3 million tons
Coal mining operations represents
~15% of Adjusted EBITDA
(1)
High quality mid-vol. metallurgical coal
reserves in Virginia and West Virginia
2012 coal production expected to be
1.6 million tons
CS Global Credit Conference - October 2012

(1) For a definition and reconciliation of Adjusted EBITDA, please see appendix.

Blast Furnaces and Coke

1 short ton
of hot metal (NTHM)
Top Gas
CS Global Credit Conference - October 2012
Blast furnaces are the most
efficient and proven method
of reducing iron oxides
into liquid iron
Coke is a vital material to
blast furnace steel making
We believe stronger, larger
coke is becoming more
important as blast furnaces
seek to optimize fuel needs
BEST IN CLASS in lbs/ST
Iron
burden
Iron ore/
pellets
Scrap
3100
198
30
600
Flux
Fuel Coke
Limestone
BEST IN CLASS in lbs/ST
Fuel
Nat Gas
Coal
Up to
80-120
Up to
120-180
Most efficient blast
furnaces require
800-900 lbs/NTHM
of fuel to produce
a ton of hot metal

More than doubled capacity since
2006 with four new plants
Only company to design, build and
operate new greenfield developments
in U.S. in more than a decade
Supply about 20% of U.S. and Canada
coke needs
(1)
Secure, long-term take-or-pay
contracts with leading steelmakers
Customers include ArcelorMittal, U.S.
Steel and AK Steel
Cokemaking operations are
strategically located in proximity to
customers’ facilities
The Leading Independent Cokemaker
The Leading Independent Cokemaker
SunCoke
Cokemaking Capacity
(In thousands of tons)

(1)
Source:  Company estimates
2006 2007 2008 2009 2010 2011
Jewell Coke
(Virginia)
Indiana Harbor
(Indiana)
Haverhill I
(Ohio)
Vitória
(Brazil)
Haverhill II
(Ohio)
Granite City
(Illinois)
Middletown
(Ohio)
2,490
4,190
4,740
5,390
5,390
5,940
CS Global Credit Conference - October 2012

6 Common tunnel delivers hot flue gas from multiple ovens to a boiler or vent stack
Automated Uptake Dampers for oven draft control
5 Flue gas exits at the top of each wall and travels across an uptake damper before entering the common tunnel.
Door Hole Dampers for primary air
1 Coal bed absorbs heat from refractory and liberates combustible volatile matter.
2 Partially combusted gas is drawn through downcomers within the oven walls.
Sole Flue Dampers for secondary air addition
4 Completely oxidized flue gas is drawn into uptakes within oven walls.
3 Gas traverses through sole flues beneath the oven floor where secondary air is added through sole flue dampers.

Sun Coke Heat Recovery Oven - Illustration of Gas Flows

SunCoke Energy

SunCoke’s Heat Recovery
SunCoke’s Heat Recovery
Cokemaking Technology
Cokemaking Technology
CS Global Credit Conference - October 2012

Industry leading environmental
signature
Leverage negative pressure
technology to substantially reduce
hazardous emissions
Convert waste heat into steam
and electrical power
Generate about 9 MW of electric
power per 110,000 tons of
annual coke production
Meet stringent U.S. EPA
Maximum Achievable Control
Technology standard
Traditional by-product cokemaking
methods have significant
environmental impacts

SunCoke’s Value Proposition
SunCoke’s Value Proposition
Provide an assured supply of coke to steelmakers
Larger, stronger coke for improved blast furnace performance
Demonstrated sustained 15% - 20% turndown capability
High quality coke with cheaper coal blends
– Burn loss vs. by-product
Capital preservation and lower capacity cost per ton;
particularly relative to greenfield investment
Stringent U.S. regulatory environment
Power prices and reliability versus value of coke oven gas and by-product "credits"
High Quality
& Reliable
Coke Supply
Turndown
Flexibility
Coal
Flexibility
Capital
Efficiency
& Flexibility
Environment
/Economic
Trade-offs
CS Global Credit Conference - October 2012 8

Key Contract Provisions
Key Contract Provisions
CS Global Credit Conference - October 2012

Take-or-Pay
Fixed Fee
Coal Cost
Operating
Costs
Transportation
& Taxes
– We are obligated to deliver a minimum  quantity  of coke annually
Represents profit and return on capital
Customers must take all our production up to a maximum or
pay contract price for amount not taken
– Fixed fee is fixed for life of contract
Cost of coal is passed-through subject to achieving a
contracted coal-to-coke yield standard
Operating costs are passed-through based on annually
negotiated budget or a fixed budget adjusted for inflation
These costs are passed-through

Master Limited Partnership
Master Limited Partnership
Filed S-1 on August 8, 2012
–
Amended S-1 on September 14, 2012
Expected Assets/Structure
–
At closing of offering, MLP expected
to own approximately a 60% interest
in Haverhill and Middletown
–
SXC to own General Partner, incentive
distribution rights and a portion of
the partnership units
Proceeds to SXC
–
Expected uses will include paying
down debt, funding expansion and
other general corporate purposes
CS Global Credit Conference - October 2012

Middletown Operations
Haverhill Operations

Q1 & Q2 2012 Earnings Overview
Results driven by strong Coke business
performance
Middletown startup has been a success
Continued improvement at Indiana Harbor
Strong operations at other facilities
Coal action plan progressing
Difficult demand/price environment
Taking action to reduce high cash
production costs
Achieved improved sequential quarter
performance
Strong liquidity position
Generated $66 million of free cash flow
(2)
in
first half 2012
Cash balance of $190 million and virtually
undrawn revolver of $150 million
(1)
For a definition and reconciliation of Adjusted EBITDA, please see the appendix.
(2)
For a definition and reconciliation of free cash flow, please see the appendix.
CS Global Credit Conference - October 2012

$0.17
$0.24
$0.32
$0.32
2011 2012
Q1 Q2
Earnings Per Share
(diluted)
$26.6
$55.8
$37.7
$65.5
2011 2012
Q1 Q2
Adjusted EBITDA
(1)
(in millions)

922
965
1,014
1,068
1,095
168
276
301
177
179
293
314
179
68
172
289
309
176
142
175
286
291
174
153
177
291
299
176
Q2 '11
Q3 '11
Q4 '11
Q1 '12
Q2 '12
Jewell
Indiana Harbor
Haverhill
Granite City
Middletown

$ 39
$ 50
$ 34
$ 51
$ 57/Ton
$36
$48
$32
$55
$61
$25
$34
$21
$40
$49
$11
$14
$11
$15
$13
Q2 '11
Q3 '11
Q4 '11
Q1 '12
Q2 '12
Jewell Coke Segment
Other Domestic Coke Segment
Adjusted EBITDA/ton

SunCoke Energy

Domestic Coke Business Summary
Domestic Coke Business Summary
(Jewell Coke & Other Domestic Coke)
(Jewell Coke & Other Domestic Coke)
CS Global Credit Conference - October 2012

(Tons in thousands)
($ in millions, except per ton amounts)
(1) For a definition of EBITDA and Adjusted EBITDA/Ton and reconciliations, please see the appendix.
(2) Includes Indiana Harbor contract billing adjustment of $6.0 million, net of NCI, and inventory
(3) Includes a $2.4 million, net of NCI, charge related to coke inventory reduction and a $1.3 million, net of
NCI,  lower cost or market adjustment on pad coal inventory and lower coal-to-coke yields related to the startup at Middletown.
Strong  performance driven by Middletown, Indiana Harbor and other operations
/Ton
/Ton
/Ton
(3)
/Ton
(2)
Domestic Coke Adjusted EBITDA
(1)
Per Ton
Domestic Coke Production
adjustment of $6.2 million, net of NCI, of which $3.1 million is attributable to Q3 2011.

Coal Mining Financial Summary
Coal Mining Financial Summary
CS Global Credit Conference - October 2012

Coal Mining Adjusted EBITDA
(1)
and Avg. Sales
Price/Ton
(2)
Cash production costs increasing in face of
difficult demand/price environment
Pricing up modestly, reflecting strong mid-vol.
pricing/volumes, offset by weak hi-vol. and thermal
pricing/volumes
Cash costs up $11/ton, reflecting decreased mix and
higher costs of hi-vol. and thermal production
Coal action plan implemented in Q1 2012
gaining traction
Focus on most productive mines to reduce costs
delivered sequential quarter improvement
Cash cost per ton at Jewell decreased from
$161  in Q1 2012 to $143 in Q2 2012
Jewell reject rates improved from 68% in Q1
2012 to 66% in Q2 2012
Expect further cash cost reductions for 2013
Intend to maintain cash neutral position in
2012
Reduced capital spending in line with outlook
Coal Sales, Production and Purchases
-$50
$0
$50
$100
$150
Q2  '11 Q3  '11 Q4  '11 Q1  '12 Q2  '12
Coal Sales
334 371 363 373 365
Coal Producton
340 340 349 375 401
Purchased Coal
24 22 20 19 4
-$50
$0
$50
$100
$150
$200
($ in millions, except per ton amounts)
$11
$9
$2
$7
$9
$162
$155
$159
$171
$169
$34
$25
$20
$20
$25
$126
$132
$138
$151
$137
-$50
$0
$50
$100
$150
$200
Q2 '11 Q3 '11 Q4 '11(3) Q1 '12 Q2 '12
Coal Adjusted EBITDA
Average Sales Price
Coal Adj EBITDA / ton Coal Cash Cost / ton
(1)
For a definition and a reconciliation of Adjusted EBITDA, please see the appendix.
(2)
Average Sales Price is the weighted average sales price for all coal sales volumes, including sales to affiliates and sales to Jewell Coke.
(3)
Q4 2011 Adjusted EBITDA inclusive of Black Lung Liability charge of  $3.4 million and OPEB expense allocation of $1.8 million.

First Half 2012 Sources & Uses of Cash
First Half 2012 Sources & Uses of Cash

Liquidity position and credit metrics improving;
free cash flow
(1)
was $66 million in first half 2012
($ in millions)
(1)
For a definition and reconciliation of free cash flow, please see appendix.
CS Global Credit Conference - October 2012
$127.5
$40.6
$38.6
$10.0
$0.3
$190.0
($2.8)
($20.7)
($3.5)
Q4 2011
Cash
Balance
1H 2012
Net Income
Depreciation,
Depletion &
Amortization
Deferred
Taxes
Changes in
Working
Capital
Other Capital
Expenditures
Cash used in
financing
activities
Q2 2012
Cash
Balance

2012 Adjusted EBITDA
2012 Adjusted EBITDA
(1)
(1)
Outlook
Outlook
($ in millions)
CS Global Credit Conference - October 2012

(1)
For a definition of Adjusted EBITDA and reconciliation of Adjusted EBITDA, please see the appendix.
Strong U.S. cokemaking business expected to
2011
Adjusted
EBITDA (1)
Coke Business Coal Mining Corporate
Costs
Estimated
2012 Adjusted
EBITDA (1)
drive increase in Adjusted EBITDA in 2012
$141
$95 - $110
$5 - $15
$9 - $14
$250 - $280
(1)

Strategies for Enhancing Shareholder Value
Strategies for Enhancing Shareholder Value

CS Global Credit Conference - October 2012
Operational
Excellence
• Maintain focus on details
and discipline of coke and
coal mining operations
• Sustain and enhance top
quartile safety
performance and ability to
meet environment
standards
• Leverage operating know-
how and technology to
continuously improve
yields and operating costs
Grow The Coke
Business
• U.S. & Canada
Continue permitting
efforts for next potential
U.S. facility
• Explore opportunities to
make strategic
investments in existing
capacity
• International
• Execute India entry and
pursue follow-on growth
Strategically Optimize
Assets
• Coke MLP
• Execute plan to place a
portion of our
cokemaking assets into
an MLP structure
• Coal
• Optimize operations and
investments to enhance
long-term strategic
flexibility
•

CS Global Credit Conference - October 2012
Source:  CRU, The Annual Outlook for Metallurgical Coke 2012.
Replace aging coke batteries operated by integrated steel producers
Source:  CRU, The Annual Outlook for Metallurgical Coke 2012
51% of coke capacity is at facilities >30 years old
U.S. and Canada Opportunity
U.S. and Canada Opportunity

Total 2011 Coke Demand: 19.5 million tons
Integrated Integrated
Steel Steel
Producers Producers
63% 63%
SunCoke
18%
DTE
5%
Other Merchant Other Merchant
& Foundry & Foundry
6% 6%
Imports Imports
8% 8%
Average Age
% of U.S. & Canada
coke production
9
37
27%
24%
Aging Cokemaking Facilities
SunCoke U.S. &
Canada
(excl SXC)
30-40 years 40+ years
U.S. & Canada Coke Supply

Coke Price Comparison
Coke Price Comparison

SunCoke’s coke is competitive on price, quality and reliability, providing us the opportunity to displace imported coke
Source: World Price (DTC), Coke Market Report, CRU and company estimates
CS Global Credit Conference - October 2012
U.S. and Canada Coke Imports Representative Delivered Coke Prices - $/ton
Chinese 40% Export Tax Premium (Tariff) Chinese Coke Price
SunCoke Price - Contracted Coal Price Differential SunCoke Coke Price @ Spot Coal Price
1
Includes approx. $50/ton freight and approx. $40/ton handling loss for shipping to Great Lakes region
2
Includes approx. $45/ton freight and approx. $30/ton handling loss for shipping to Great Lakes region
$348
$48
$331
$402
$127
Other Domestic Coke Ukrainian
Coke (2)
Chinese
Coke (1)
$396
$331
4.5
4.8
3.2
5.2
0.9
2.0  2.0  2.0
1.8
1.6
1.5
1.7
Imports SunCoke sales volumes
2005 2006 2007 2008 2009 2010 2011 2012E 2013E 2014E 2015E 2016E
Based on July 2012 prices
$529

Sources:  CRU, The Annual Outlook for
Metallurgical Coke 2011,  CIA World Factbook.
India Opportunity
India Opportunity

India India
Steel/Coke Steel/Coke
Market Market
•
•
Committed to
Committed to
India entry
India entry
strategy
strategy
– –
Discussing
Discussing
opportunities in
opportunities in
India
India
– –
Targeting
Targeting
potential entry by
potential entry by
early 2013
early 2013
Growing Steel
Market
Coke supply
Deficit
Active
Merchant
Market
Electric Power
Deficit
Projected to be 3rd largest
steel market by 2020
Blast furnace to play a critical
role in growth
Importing approximately
2 million tons annually
Coke capacity investment lags
steel investment
3.5 million tons merchant
production or 13% of total
17 active merchant
coke producers
10% - 20% short power
Average wholesale price >$80
mwh (2x U.S. rate)
CS Global Credit Conference - October 2012

QUESTIONS QUESTIONS CS Global Credit Conference - October 2012 20

Appendix

Definitions
CS Global Credit Conference - October 2012

• Adjusted EBITDA represents earnings before interest, taxes, depreciation, depletion and amortization (“EBITDA”)
adjusted for sales discounts and the deduction of income attributable to non-controlling interests in our Indiana
Harbor cokemaking operations.  EBITDA reflects sales discounts included as a reduction in sales and other operating revenue. The sales discounts represent the sharing with our customers of a portion of nonconventional fuels tax credits, which reduce our income tax expense. However, we believe that our Adjusted EBITDA would be inappropriately penalized if these discounts were treated as a reduction of EBITDA since they represent sharing of a tax benefit which is not included in EBITDA. Accordingly, in computing Adjusted EBITDA, we have added back these sales discounts. Our Adjusted EBITDA also reflects the deduction of income attributable to noncontrolling interest in our Indiana Harbor cokemaking operations. EBITDA and Adjusted EBITDA do not represent and should not be considered alternatives to net income or operating income under United States generally accepted accounting principles (GAAP) and may not be comparable to other similarly titled measures of other businesses.
Management believes Adjusted EBITDA is an important measure of the operating performance of the Company’s assets and is indicative of the Company’s ability to generate cash from operations.
• Adjusted EBITDA/Ton
represents Adjusted EBITDA divided by tons sold.
• Free Cash Flow
equals cash from operations less cash used in investing activities less cash distributions to non-
controlling interests.  Management believes Free Cash Flow information enhances an investor’s understanding of a business’ ability to generate cash.  Free Cash Flow does not represent and should not be considered an alternative to net income or cash flows from operating activities as determined under GAAP and may not be comparable to other similarly titled measures of other businesses.

Reconciliations
CS Global Credit Conference - October 2012 23
$ in millions
Q2  2012 Q1  2012 FY  2011 Q4  2011 Q3  2011 Q2  2011
Q1  2011
Adjusted Operating Income 46.6 37.1 80.4 14.9 33.5 24.6 7.4
Net Income (Loss) attributable to Noncontrolling Interest 1.3 (0.3) (1.7) (0.5) 3.4 1.6 (6.2)
Subtract: Depreciation Expense (20.2) (18.4) (58.4) (16.0) (14.7) (14.7) (13.0)
Adjusted EBITDA 65.5 55.8 140.5 31.4 44.8 37.7 26.6
Subtract: Depreciation, depletion and amortization (20.2) (18.4) (58.4) (16.0) (14.7) (14.7) (13.0)
Subtract: Financing expense, net (11.8) (12.0) (1.4) (7.1) (3.3) 4.5 4.5
Subtract: Income Tax (7.0) (5.3) (7.2) 2.9 (5.1) (1.9) (3.1)
Subtract: Sales Discount (3.8) (3.2) (12.9) (3.2) (3.5) (3.1) (3.1)
Add: Net Income attributable to NCI 1.3 (0.3) (1.7) (0.5) 3.4 1.6 (6.2)
Net Income 24.0 16.6 58.9 7.5 21.6 24.1 5.7
Reconciliations from Adjusted Operating Income and Adjusted EBITDA to Net Income

Reconciliations
CS Global Credit Conference - October 2012

$ in millions, except per ton data
Jewell Coke
Other
Domestic
Coke
International
Coke Jewell Coal Corporate Combined
Domestic
Coke
Q2 2012
Adjusted EBITDA 12.5 48.6 0.7 9.3 (5.6) 65.5 61.1
Subtract: Depreciation, depletion and amortization (1.3) (13.7) (0.1) (4.3) (0.8) (20.2) (15.0)
Add (Subtract): Net (Income) loss attributable
to noncontrolling interests
1.3 1.3 1.3
Adjusted Pre-Tax Operating Income 11.2 36.2 0.6 5.0 (6.4) 46.6 47.4
Adjusted EBITDA 12.5 48.6 0.7 9.3 (5.6) 65.5 61.1
Sales Volume (thousands of tons) 170 892 358 373 1,062
Adjusted EBITDA per Ton 73.5 54.5 2.0 24.9 57.5
Q1 2012
Adjusted EBITDA 15.0 40.1 0.1 7.4 (6.8) 55.8 55.1
Subtract: Depreciation, depletion and amortization (1.3) (12.6) (0.1) (4.1) (0.3) (18.4) (13.9)
Add (Subtract): Net (Income) loss attributable
to noncontrolling interests (0.3) (0.3) (0.3)
Adjusted Pre-Tax Operating Income 13.7 27.2 - 3.3 (7.1) 37.1 40.9
Adjusted EBITDA 15.0 40.1 0.1 7.4 (6.8) 55.8 55.1
Sales Volume (thousands of tons) 186 892 358 373 1,078
Adjusted EBITDA per Ton
80.6 45.0 0.3 19.8 51.1
Reconciliations from Adjusted EBITDA to Adjusted Pre-Tax Operating Income

Reconciliations

$ in millions, except per ton data Jewell Coke
Other
Domestic
Coke
International
Coke Jewell Coal Corporate Combined
Domestic
Coke
Q4 2011
Adjusted EBITDA 10.6 21.3 10.2 2.5 (13.2) 31.4 31.9
Subtract: Depreciation, depletion and amortization (1.2) (10.6) (0.1) (3.7) (0.4) (16.0) (11.8)
Add (Subtract): Net (Income) loss attributable
to noncontrolling interests (0.5) (0.5) (0.5)
Adjusted Pre-Tax Operating Income 9.4 10.2 10.1 (1.2) (13.6) 14.9 19.6
Adjusted EBITDA 10.6 21.3 10.2 2.5 (13.2) 31.4 31.9
Sales Volume (thousands of tons) 166 837 295 363 1,003
Adjusted EBITDA per Ton 63.9 25.4 34.6 6.9 31.8
Q3 2011
Adjusted EBITDA 13.9 34.3
1.7
9.2 (14.3) 44.8 48.2
Subtract: Depreciation, depletion and amortization (1.2) (9.9) - (3.3) (0.3) (14.7)
(11.1)
Add (Subtract): Net (Income) loss attributable
to noncontrolling interests 3.4 3.4 3.4
Adjusted Pre-Tax Operating Income 12.7 27.8 1.7 5.9 (14.6) 33.5 40.5
Adjusted EBITDA 13.9 34.3 1.7 9.2 (14.3) 44.8 48.2
Sales Volume (thousands of tons) 191 777 373 371 968
Adjusted EBITDA per Ton 72.8 44.1 4.6 24.8 49.8
Reconciliations from Adjusted EBITDA to Adjusted Pre-Tax Operating Income
CS Global Credit Conference - October 2012

Reconciliations
$ in millions, except per ton data Jewell Coke
Other
Domestic
Coke
International
Coke Jewell Coal Corporate Combined
Domestic
Coke
Q2 2011
Adjusted EBITDA 10.6 25.3 0.8 11.5 (10.5) 37.7 35.9
Subtract: Depreciation, depletion and amortization (1.4) (9.6) (0.1) (3.2) (0.4) (14.7) (11.0)
Add (Subtract): Net (Income) loss attributable
to noncontrolling interests 1.6 1.6 1.6
Adjusted Pre-Tax Operating Income 9.2 17.3 0.7 8.3 (10.9) 24.6 26.5
Adjusted EBITDA 10.6 25.3 0.8 11.5 (10.5) 37.7 35.9
Sales Volume (thousands of tons) 170 757 412 334 927
Adjusted EBITDA per Ton 62.4 33.4 1.9 34.4 38.7
Q1 2011
Adjusted EBITDA 11.0 8.5 1.0 12.3 (6.2) 26.6 19.5
Subtract: Depreciation, depletion and amortization (1.1) (8.6) - (2.7) (0.6) (13.0) (9.7)
Add (Subtract): Net (Income) loss attributable
to noncontrolling interests (6.2) (6.2) (6.2)
Adjusted Pre-Tax Operating Income
9.9 (6.3) 1.0 9.6 (6.8) 7.4 3.6
Adjusted EBITDA 11.0 8.5 1.0 12.3 (6.2) 26.6 19.5
Sales Volume (thousands of tons) 175 697 362 386 872
Adjusted EBITDA per Ton 62.9 12.2 2.8 31.9 22.4
Reconciliations from Adjusted EBITDA to Adjusted Pre-Tax Operating Income
CS Global Credit Conference - October 2012

(in millions)
       2012E
       Low
       2012E
       High
Net Income $98 $122
Depreciation, Depletion and Amortization 74 72
Total financing costs, net 48 46
Income tax expense 25 37
EBITDA
$245 $277
Sales discounts 11 10
Noncontrolling interests (6) (7)
Adjusted EBITDA $250 $280
Estimated EBITDA Reconciliation
2012E Net Income to Adjusted EBITDA Reconciliation
27 CS Global Credit Conference - October 2012

Free Cash Flow Reconciliations
2012E Estimated Free Cash Flow Reconciliation
CS Global Credit Conference - October 2012 28
(in millions)
1
st
Half
2012
Cash from operations $   86.7
Less cash used for investing activities (20.7)
Less payments to minority interest ( - )
Free Cash Flow $     66.0
(in millions) 2012
Cash from operations In excess of $   189
Less cash used for investing activities Approx. (85)
Less payments to minority interest Approx. (4)
Free Cash Flow In excess of $     100
First Half 2012 Free Cash Flow Reconciliation

Reference

⑥ Common tunnel delivers hot flue gas from multiple ovens to a boiler or vent stack
Automated Uptake Dampers for oven draft control
⑤ Flue gas exits at the top of each wall and travels across an uptake damper before entering the common tunnel.
Door Hole Dampers for primary air
① Coal bed absorbs heat from refractory and liberates combustible volatile matter.
② Partially combusted gas is drawn through downcomers within the oven walls.
Sole Flue Dampers for secondary air addition
④ Completely oxidized flue gas is drawn into uptakes within oven walls.
③ Gas traverses through sole flues beneath the oven floor where secondary air is added through sole flue dampers.

Sun Coke Heat Recovery Oven - Illustration of Gas Flows

SunCoke Energy

SunCoke’s Cokemaking Technology
SunCoke’s Cokemaking Technology

CS Global Credit Conference - October 2012
Our industry-leading cokemaking technology meets
U.S. EPA Maximum Achievable Control Technology (MACT) Standards

16
400%
5
3
Coke
PCI-Coal
Natural Gas

SunCoke Energy

Natural Gas in The Blast Furnace
Impact of Low Natural Gas Prices
Natural gas cannot completely replace
coke in blast furnace
–
We estimate natural gas and other
injectants can replace up to about 30%
–
The less coke used the more important
the coke’s quality
Alternative technologies take time to
implement, require significant capital
commitments and are energy intensive
Coke oven gases produced by
integrated steelmakers’ own coke
ovens is less valuable in low cost
natural gas environment, potentially
impacting steelmakers’ future
reinvest/rebuild decisions
Blast Furnace Fuel Pricing

Source:  CRU, SXC Analysis
US$/MMBtu
CS Global Credit Conference - October 2012